UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2018

SAUL CENTERS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-12254	52-1833074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue Suite 1500 Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 986-6200

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosures provided under Item 3.03 of this Current Report on Form 8-K are hereby incorporated by reference under this Item 1.01.

Item 3.03.	Material Modification to Rights of Security Holders.

On January 23, 2018, Saul Centers, Inc. (the “Registrant”) closed its underwritten public offering of depositary shares (the “Depositary Shares”), each representing 1/100th of a share of 6.125% Series D Cumulative Redeemable Preferred Stock of the Registrant, par value $0.01 per share (the “Series D Preferred Stock”). At the closing, the Registrant issued 30,000 shares of Series D Preferred Stock and 3,000,000 Depositary Shares. The offering was conducted pursuant to an Underwriting Agreement, dated January 16, 2018, by and among the Registrant, Saul Holdings Limited Partnership (the “Operating Partnership”), and the underwriters party thereto (the “Underwriting Agreement”). The Registrant also granted the underwriters an option to purchase up to 450,000 additional Depositary Shares during the 30 days following the date of the Underwriting Agreement.

Following the issuance of Series D Preferred Stock, the ability of the Registrant to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on any other stock of the Registrant ranking junior to or on a parity with the Series D Preferred Stock, will be subject to certain restrictions in the event that the Registrant does not declare dividends on the Series D Preferred Stock during any dividend period.

The terms of the Series D Preferred Stock are set forth in the Articles Supplementary filed by the Registrant with the Maryland State Department of Assessments and Taxation on January 19, 2018, which Articles Supplementary are filed as Exhibit 3.1 hereto and incorporated herein by reference. A specimen stock certificate for the Series D Preferred Stock is filed as Exhibit 4.2 hereto and incorporated herein by reference. The terms of the Depositary Shares are set forth in the Deposit Agreement, dated January 23, 2018, by and among the Registrant, Continental Stock Transfer & Trust Company, as depositary, and the holders of the depositary receipts issued thereunder (the “Deposit Agreement”). The Deposit Agreement is filed as Exhibit 4.1 hereto. A specimen stock receipt representing the Depositary Shares is filed as Exhibit 4.3 hereto and incorporated herein by reference.

The Registrant has contributed the net proceeds of the sale of the Depositary Shares to the Operating Partnership in exchange for preferred units of limited partnership interest, as set forth in the Fourteenth Amendment to the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership, filed herewith as Exhibit 10.1, which Fourteenth Amendment is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures provided under Item 3.03 of this Current Report on Form 8-K are hereby incorporated by reference under this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated January 16, 2018, by and among the Registrant, the Operating Partnership and the underwriters party thereto.

3.1	Articles Supplementary Establishing and Fixing the Rights and Preferences of 6.125% Series D Cumulative Redeemable Preferred Stock, par value $0.01 per share, dated January 19, 2018, filed as Exhibit 3.2 of the Registrant’s Registration Statement on Form 8-A filed January 23, 2018 and hereby incorporated by reference.

4.1	Deposit Agreement, dated January 23, 2018, among the Registrant, Continental Stock Transfer & Trust Company, as Depositary, and the holders of depositary receipts, filed as Exhibit 4.2 of the Registrant’s Registration Statement on Form 8-A filed January 23, 2018 and hereby incorporated by reference.

4.2	Specimen certificate representing the 6.125% Series D Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Registrant, filed as Exhibit 4.4 of the Registrant’s Registration Statement on Form 8-A filed January 23, 2018 and hereby incorporated by reference.

4.3	Specimen receipt representing the Depositary Shares, each representing 1/100th of a share of 6.125% Series D Cumulative Redeemable Preferred Stock, par value $0.01 per share, of the Registrant (included as part of Exhibit 4.1 above).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP as to the legality of the securities being issued by the Registrant

8.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP regarding certain material tax issues relating to the Registrant

10.1	Fourteenth Amendment to the First Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated January 23, 2018

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

23.2	Consent of Pillsbury Winthrop Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

By:	/s/ Scott V. Schneider
Name:	Scott V. Schneider
Title:	Senior Vice President,
Chief Financial Officer,
Treasurer and Secretary

Dated: January 24, 2018